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EXHIBIT 23.1

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated August 14, 2003 relating to the financial statements and financial statement schedules of Rotonics Manufacturing Inc., which appears in Rotonics Manufacturing Inc.'s Annual Report on Form 10-K for the year ended June 30, 2003.

/s/ WINDES & MCCLAUGHRY ACCOUNTANCY CORPORATION

Long Beach, California
June 11, 2004

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  EXHIBIT 23.1
CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS